Exhibit 99.3

Unaudited Pro Forma Condensed Combined Financial Statements

On May 2, 2025 (the “Closing Date”), Algorhythm Holdings, Inc. (the “Company”) and its subsidiary, SemiCab Holdings, LLC, a Nevada limited liability company (“SemiCab Holdings”), entered into an equity purchase agreement with SemiCab Inc., a Delaware corporation, pursuant to which: (i) SemiCab Holdings purchased 9,999 shares of the issued and outstanding equity shares, Rs. 10 par value, of SMCB Solutions Private Limited, an Indian company (“SMCB”), representing 99.99% of the issued and outstanding equity shares of SMCB, for $1,750,000, the payment of which amount was evidenced by the issuance of a promissory note by the Company to SemiCab, Inc., and (ii) the Company purchased the 20% membership interest in SemiCab Holdings then held by SemiCab, Inc. for aggregate consideration consisting of 119,742 shares of the Company’s common stock, par value $0.01 per share.

On the Closing Date, the Company and SemiCab Holdings entered into an amended and restated employment agreement with each of Ajesh Kapoor and Vivek Sehgal pursuant to which Mr. Kapoor agreed to serve as the Chief Executive Officer and Chief Technology Officer of SemiCab Holdings and Mr. Sehgal agreed to serve as the Chief Product Officer of SemiCab Holdings. Pursuant to the terms of the employment agreements, SemiCab Holdings granted Messrs. Kapoor and Sehgal a membership interest in SemiCab Holdings of 15% and five percent, respectively, with three quarters of each such grant subject to certain forfeiture rights. Additionally, Mr. Kapoor was granted the right to serve as a member of the board of directors of the Company and the right to appoint an additional member to the board of directors upon the occurrence of certain specified events.

Also on the Closing Date, the Company, SemiCab Holdings, Ajesh Kapoor and Vivek Sehgal entered into an Amended and Restated Limited Liability Company Agreement for SemiCab Holdings which sets forth the terms and conditions governing the operation and management of SemiCab Holdings.

The promissory note provides that $1,500,000 is due and payable by the Company on the first anniversary of the Closing Date and the remaining $250,000 is due and payable by the Company on the 18-month anniversary of the Closing Date. The promissory note bears interest at six percent per annum. The promissory note includes customary events of default, such as the failure to pay principal or interest when due and the occurrence of certain bankruptcy events. If an event of default occurs, SemiCab, Inc. has the right to declare all outstanding amounts immediately due and payable. In the event any payment is not made when due, regardless of whether it constitutes an event of default, the amount of such payment will accrue interest at a default rate of eight percent per annum.

The accompanying unaudited pro forma condensed combined financial information of the Company is presented to illustrate the estimated effects of the acquisition of SMCB by the Company on May 2, 2025 and should be read in conjunction with:

●	the Company’s audited financial statements and accompanying notes as of and for the year ended December 31, 2024 included in the Company’s Annual Report on Form 10-K, filed with the Securities Exchange Commission (“SEC”) on April 15, 2025;

●	the Company’s unaudited financial statements and accompanying notes as of and for the three-month period ended March 31, 2025 included in the Company’s Quarterly Report on Form 10-Q, filed with the SEC on May 15, 2025;

●	SMCB’s unaudited Statements of Operations and the accompanying notes for the three months ended March 31, 2025 and the year ended December 31, 2024; and

●	SMCB’s audited Balance Sheet and the accompanying notes at March 31, 2025, included elsewhere in this Current Report on Form 8-K/A.

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Algorhythm Holdings, Inc. and Subsidiaries

 Unaudited Pro Forma Condensed Combined Balance Sheet

As of March 31, 2025

					Algorhythm
	Algorhythm	SMCB			Holdings
	Holdings	Solutions	Pro Forma		Pro Forma,
	Historical	Historical	Adjustments		As Adjusted

Assets
Current assets
Cash and cash equivalents	$3,296,000	$336,000			$3,632,000
Accounts receivable, net	1,385,000	597,000	(170,000	)(h)	1,776,000
			(36,000	)(h)
Accounts receivable, related party	357,000	-			357,000
Note receivable, related party	1,201,000	-	(1,640,000	)(d)	-
		-	439,000	(j)
Inventory	1,895,000	-			1,895,000
Returns asset	751,000	-			751,000
Prepaid expenses and other current assets	126,000	253,000			379,000
Total current assets	9,011,000	1,186,000			8,790,000

Property and equipment, net	253,000	9,000			262,000
Other non-current assets	81,000	-			81,000
Intangible assets, net	330,000	-			330,000
Goodwill	786,000	-	3,764,000	(b)	4,550,000
Total assets	$10,461,000	$1,195,000			$14,013,000

Liabilities and shareholders’ equity (deficit)
Current liabilities
Accounts payable and accrued expenses	$3,715,000	$284,000	150,000	(a)	$4,113,000
			(36,000	)(i)
Interest payable to related party	-	27,000			27,000
Refund due to customer	630,000	-			630,000
Reserve for sales returns	1,742,000	-			1,742,000
Accrued compensation and accrued benefits	-	6,000			6,000
Current portion of notes payable to related parties	551,000	1,640,000	(1,640,000	)(d)	2,051,000
			1,500,000	(c)
Other current liabilities	97,000	580,000	(170,000	)(h)	507,000
Total current liabilities	6,735,000	2,537,000			9,076,000

Notes payable to related parties, net of current portion	385,000	-	250,000	(c)	635,000
Long-term provision for employee benefits, net of current	-	89,000			89,000
Total liabilities	7,120,000	2,626,000			9,800,000

Commitments and contingencies

Shareholders’ equity (deficit)
Preferred stock	-	-			-
Common stock	24,000	-			24,000
Equity shares	-	1,000	(1,000	)(f)	-
Additional paid-in capital	63,577,000	-	316,000	(e)	67,342,000
			3,449,000	(b), (f), (e)
Accumulated other comprehensive loss	-	13,000			13,000
Accumulated deficit	(58,363,000)	(1,445,000)	(1,461,000	)(a), (c), (j)	(61,269,000)
Non-controlling interest	(1,139,000)	-			(1,139,000)
Treasury stock	(758,000)	-			(758,000)
Total shareholders’ equity (deficit)	3,341,000	(1,431,000)			4,213,000

Total liabilities and shareholders’ equity (deficit)	$10,461,000	$1,195,000			$14,013,000

The accompanying notes are an integral part of these financial statements

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Algorhythm Holdings, Inc. and Subsidiaries

 Unaudited Pro Forma Condensed Combined Statement of Operations

For the Three Months Ended March 31, 2025

					Algorhythm
	Algorhythm	SMCB			Holdings
	Holdings	Solutions	Pro Forma		Pro Forma,
	Historical	Historical	Adjustments		As Adjusted

Net sales	$1,993,000	$997,000	$(183,000	)(k)	$2,807,000

Cost of goods sold	1,493,000	937,000			2,430,000
Gross profit	500,000	60,000			377,000

Operating expenses
Selling expenses	764,000	-			764,000
General and administrative expenses	2,546,000	226,000	(159,000	)(k)	2,613,000
Total operating expenses	3,310,000	226,000			3,377,000

Loss from operations	(2,810,000)	(166,000)			(3,000,000)

Other expenses
Change in fair value of warrant liability	(6,468,000)	-			(6,468,000)
Interest expense	(16,000)	-			(16,000)
Other expense	-	(2,000)			(2,000)
Total other expenses	(6,484,000)	(2,000)			(6,486,000)

Net loss	(9,294,000)	(168,000)			(9,486,000)

Net loss attributable to non-controlling interest	103,000	-			103,000

Net loss available to common stockholders	$(9,191,000)	$(168,000)			$(9,383,000)

Net loss per common share
Basic and diluted	$(4.66)	-			$(4.48)

Weighted average common and common equivalent shares
Basic and diluted	1,972,869	-	119,742	(e)	2,092,611

The accompanying notes are an integral part of these financial statements

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Algorhythm Holdings, Inc. and Subsidiaries

 Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2024

					Algorhythm
	Algorhythm	SMCB			Holdings
	Holdings	Solutions	Pro Forma		Pro Forma,
	Historical	Historical	Adjustments		As Adjusted

Net sales	$23,494,000	2,582,000	(655,000	)(k)	$25,421,000

Cost of goods sold	18,713,000	2,792,000			21,505,000
Gross profit	4,781,000	(210,000)			3,916,000

Operating expenses
Selling expenses	2,874,000	-			2,874,000
General and administrative expenses	12,240,000	578,000	170,000	(l), (m)	11,979,000
			(570,000	)(k)
			(439,000	)(j)
Impairment of goodwill	3,592,000	-			3,592,000
Total operating expenses	18,706,000	578,000			18,445,000

Loss from operations	(13,925,000)	(788,000)			(14,529,000)

Other expenses
Change in fair value of warrant liability	334,000	-			334,000
Loss on issuance of warrants	(8,889,000)	-			(8,889,000)
Extinguishment of debt			1,640,000	(d)	-
			(1,640,000	)(d)
Interest expense	$(1,887,000)	-			(1,887,000)
Other expense	-	5,000			5,000
Total other expenses	(10,442,000)	5,000			(10,437,000)

Net loss	(24,367,000)	(783,000)			(24,966,000)

Net loss attributable to non-controlling interest	1,110,000	-			1,110,000

Net loss available to common stockholders	$(23,257,000)	$(783,000)			$(23,856,000)

Net loss per common share
Basic and diluted	$(353.87)				$(128.63)

Weighted average common and common equivalent shares
Basic and diluted	65,722		119,742	(e)	185,464

The accompanying notes are an integral part of these financial statements

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Notes to Unaudited Pro Forma Condensed Combined Financial Statements

Note 1. Basis of Presentation

The unaudited pro forma condensed combined financial statements (the “Pro Forma Financial Statements”) have been in accordance with generally accepted accounting principles in the United States and Article 8 of Regulation S-X. The Pro Forma Financial Statements present the pro forma balance sheet and statements of operations of the Company based upon historical information of the Company and SMCB after giving effect to the acquisition of SMCB and the adjustments described in these footnotes. The unaudited pro forma condensed combined balance sheet at March 31, 2025, assumes that the acquisition was completed on March 31, 2025. The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2025 and the year ended December 31, 2024 assume that the acquisition was completed on January 1, 2024.

The unaudited pro forma condensed combined financial statements are based upon and derived from the historical unaudited financial statements of the Company as of and for the three-month period ended March 31, 2025, the historical unaudited Statement of Operations of SMCB for the three-month period ended March 31, 2025, the historical audited Balance Sheet of the SMCB as of March 31, 2025, the historical audited financial statements of the Company as of and for the year ended December 31, 2024, and the historical unaudited financial statements of SMCB as of and for the year ended December 31, 2024. Certain financial statement line items in SMCB’s historical financial statements have been reclassified and condensed to conform to corresponding financial statement line items included in the Company’s historical financial statement presentation. These reclassifications did not result in any change to the previously reported total assets, net loss or stockholders’ deficit.

The Pro Forma Financial Statements have been prepared by management for illustrative purposes only. The unaudited pro forma condensed combined financial information is not necessarily indicative of the condensed combined financial position or results of operations that would have been realized had the acquisition occurred as of the dates indicated, nor is it meant to be indicative of any anticipated condensed combined financial position or future results of operations that the Company will experience after the acquisition. In addition, the accompanying unaudited pro forma condensed combined statements of operations do not include any pro forma adjustments to reflect operational efficiencies, expected cost savings or economies of scale that may be achievable or the impact of any non-recurring charges and one-time transaction related costs that result directly from the transaction. The historical consolidated financial information has been adjusted to give effect to pro forma events that are: (a) directly attributable to the acquisition, (b) factually supportable, and (c) with respect to the unaudited pro forma condensed combined statements of operations, expected to have a continuing impact on the condensed combined results of operations.

Furthermore, while the Company will be subject to tax at the corporate level subsequent to the Closing Date, the Company will be in a net loss position that will result in a de minimus deferred tax asset that has been determined to not be more likely than not to be realized. As a result, the Company will not realize an income tax benefit from the acquisition and no adjustments for the income tax impact of any transaction accounting adjustments have been reflected herein.

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Note 2. Consideration Transferred and Purchase Price Allocation

The accompanying Pro Forma Financial Statements and related notes were prepared using the acquisition method of accounting, in accordance with Accounting Standard Codification (“ASC”) 805, Business Combinations (“ASC 805”), with the Company considered the acquirer of SMCB. In accordance with ASC 805, the assets acquired and the liabilities assumed have been measured at fair value based on various estimates, with the remaining purchase price recorded as goodwill. Under ASC 805, acquisition-related transaction costs and acquisition-related restructuring charges are not included as components of consideration transferred but are accounted for as expenses in the period in which the costs are incurred.

Fair values of assets and liabilities acquired were determined based on the requirements of ASC 820, Fair Value Measurements and Disclosures. In accordance with ASC 820, fair value is an exit price and is defined as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” The fair values of assets and liabilities acquired represent the Company’s estimates of fair values as of the acquisition date. Accordingly, management believes the fair values recognized for the assets acquired are based on reasonable estimates and assumptions.

The purchase price for the acquisition was $4,206,000, comprised of: (a) the issuance of a promissory note in the principal amount of $1,750,000, (b) 119,742 shares of the Company’s common stock, par value $0.01 per share, valued at $316,000 based on the closing price of the Company’s common stock of $2.64 per share on May 2, 2025, and (c) the acquisition of debt owed to the Company in the amount of $2,140,000.

Promissory note	$1,750,000
119,742 shares of common stock	316,000
Acquisition of debt	2,140,000
Estimated fair value of consideration transferred	$4,206,000

The Company has performed a preliminary valuation analysis of the fair market value of SMCB assets acquired and liabilities assumed. Using the total consideration for the acquisition, the Company has estimated the allocations to such assets and liabilities. The following table summarizes the allocation of the preliminary purchase price as May 2, 2025, the date the acquisition was completed:

Cash and cash equivalents	$593,000
Accounts receivable, net	319,000
Prepaid expenses and other current assets	377,000
Property & equipment, net	11,000
Other non-current assets	489,000
Goodwill	3,764,000
Total assets acquired	$5,553,000

Accounts payable and accrued expenses	$(372,000)
Other current liabilities	(975,000)
Total liabilities assumed	(1,347,000)
Fair value of consideration transferred	$4,206,000

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This preliminary purchase price allocation has been used to prepare the transaction accounting adjustments in the pro forma balance sheet and income statement. The fair values of assets and liabilities acquired represent the Company’s estimates of fair values as of the acquisition date. Management believes that the fair values recognized for the assets and liabilities acquired are based on reasonable estimates and assumptions. The final purchase price allocation will be determined when the Company has completed the detailed valuations and necessary calculations. The final allocation is expected to be completed when the Company files its report on Form 10-Q for the quarter ended September 30, 2025 and could differ materially from the preliminary allocation used in the transaction accounting adjustments. The final allocation may include: (i) changes in fair values of property and equipment, (ii) changes in allocations to goodwill, and (iii) other changes to assets and liabilities.

Note 3. Adjustments to Pro Forma Financial Statements

The unaudited pro forma adjustments included in the Pro Forma Financial Statements are as follows:

Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet

(a)	The adjustments to accounts payable and accumulated deficit reflects the estimated transaction expenses of $150,000 that were cash settled, or are expected to be cash settled, subsequent to March 31, 2025. These costs included fees for legal, accounting, due diligence, tax, valuation and other various services necessary to complete the transaction. These estimated costs have been excluded from the pro forma statements of operations because they reflect changes directly attributable to the acquisition that will not have an ongoing impact on the Company.

(b)	The adjustment to goodwill reflects the excess of the fair value of the consideration transferred over the fair value of SMCB’s identifiable assets acquired and liabilities assumed in the acquisition. The fair value of the consideration transferred over the fair value of the identifiable net assets acquired is calculated as follows:

Fair value of consideration transferred	$4,206,000
Fair value of net assets acquired	442,000
Total goodwill adjustment	$3,764,000

(c)	The adjustment to current portion of notes payable to related parties and notes payable to related parties, net of current portion represents the issuance of a promissory note to SemiCab, Inc. in the principal amount of $1,750,000, of which $1,500,000 is due in 12 months and the remaining $250,000 is due in 18 months.

(d)

The adjustment to notes receivable, related party, notes payable to related parties, net of current portion and extinguishment of debt reflects the elimination of $1,640,000 of notes receivable and notes payable between SMCB and the Company.

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(e)	The adjustment to par value and additional paid-in capital reflects the issuance of 119,742 shares of the Company’s common stock, par value $0.01 per share, to SemiCab, Inc. valued at $316,000 based on the closing price of the Company’s common stock of $2.64 per share on May 2, 2025.

(f)	The adjustment to equity shares reflects the elimination of SMCB’s historical equity balances.

(g)	The adjustment to accumulated deficit reflects the assumption of $2,140,000 of debt owed by SMCB to the Company.

(h)	The adjustments to accounts receivable reflect the elimination of related party customer advances between SMCB and the Company.

(i)	The adjustment to accounts payable and accrued expenses reflects the elimination of related party accrued sales between SMCB and the Company.

(j)	The adjustment to note receivable, related party reflects the reversal of prior credit losses

Adjustments to Unaudited Pro Forma Condensed Combined Statements of Operations

(k)	The adjustment to revenue and general and administrative expenses reflects the elimination of royalties in the amount of $183,000 and $655,000, which is a 15% markup of the expenses recorded in general and administrative expenses during the three months ended March 31, 2025 and the year ended December 31, 2024, respectively, paid by SMCB to the Company under its intercompany services agreement with the Company.

(l)	The adjustment to general and administrative expenses reflects the estimated transaction expenses of $150,000 that were cash settled, or are expected to be cash settled, subsequent to March 31, 2025. These costs included fees for legal, accounting, due diligence, tax, valuation and other various services necessary to complete the transaction. These estimated costs have been excluded from the pro forma statements of operations because they reflect changes directly attributable to the acquisition that will not have an ongoing impact on the Company.

(m)	The adjustment to general and administrative expenses reflects equity compensation expense of $20,000 associated with the membership interest granted to Ajesh Kapoor and Vivek Sehgal under their respective amended and restated employment agreements.

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